EXHIBIT 99.1

                                                                  EXECUTION COPY

                               LOAN SALE AGREEMENT

                                      among

                         SMS STUDENT LOAN TRUST 2000-A,
                                   as Issuer,

                   USA GROUP SECONDARY MARKET SERVICES, INC.,
                                   as Seller,

                 BANK ONE, NATIONAL ASSOCIATION, AS TRUSTEE FOR
                   USA GROUP SECONDARY MARKET SERVICES, INC.,

                                       and

                         BANK ONE, NATIONAL ASSOCIATION,
                    not in its individual capacity but solely
                           as Eligible Lender Trustee

                           Dated as of January 1, 2000

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                        LOAN SALE AGREEMENT dated as of January 1, 2000, among
SMS STUDENT LOAN TRUST 2000-A, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC, as seller (the "Seller"), BANK ONE, NATIONAL ASSOCIATION, AS TRUSTEE FOR USA GROUP SECONDARY MARKET SERVICES, INC. ("Bank One"), and BANK ONE, NATIONAL ASSOCIATION, a national banking association, solely as eligible lender trustee and not in its individual capacity (the "Eligible Lender Trustee").

            WHEREAS the Issuer desires to purchase from the Seller a portfolio of federally reinsured student loans purchased in the ordinary course of business by the Seller; and

            WHEREAS in order to comply with the requirements of the Higher Education Act, legal title to the Seller's student loan portfolio is vested in Bank One, as trustee on behalf of the Seller as the sole beneficiary; and

            WHEREAS the Seller is willing to sell such student loans to the Eligible Lender Trustee on behalf of the Issuer; and

            WHEREAS the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such student loans on behalf of the Issuer.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                              Definitions and Usage

            Capitalized terms used but not defined herein are defined in Appendix A to the Administration Agreement, dated as of January 1, 2000, among the Issuer, the Seller, as Administrator, and Bankers Trust Company, as Indenture Trustee, which also contains rules as to usage and construction that shall be applicable herein.

                                   ARTICLE II

                      Conveyance of Financed Student Loans

            SECTION 2.01. Conveyance of Initial Financed Student Loans and Prefunded Loans. (a) In consideration of the Issuer's delivery to or upon the order of the Seller on the Closing Date of the net proceeds from the sale of the Notes and the other amounts to be distributed from time to time to the Seller in accordance with the terms of this Agreement, the Seller (and, with respect to legal title to the Financed Student Loans, Bank One as trustee on behalf of the Seller) does hereby, as evidenced by a duly executed Bill of Sale in the form of


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Exhibit A hereto, sell, assign, and otherwise convey to the Issuer and, with respect to legal title to the Initial Financed Student Loans and the Prefunded Loans, to the Eligible Lender Trustee on behalf of the Issuer) without recourse except as may be provided herein, (i) all right, title and interest in and to the Initial Financed Student Loans and the Prefunded Loans, and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges relating thereto, (ii) all payments on or collections received thereunder on and after the Cutoff Date net of interest accrued thereunder prior to the Cutoff Date that is not to be capitalized, including without limitation, Liquidation Proceeds and Recoveries; (iii) all of its right, title and interest in all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit and the Prefunding Account Closing Date Deposit, and in all investments and proceeds thereof (including all income thereon); and (iv) all proceeds of any and all of the foregoing.

                  (b) In connection with the sale and assignment of Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust, on the Closing Date, the Seller shall deposit the Reserve Account Initial Deposit into the Reserve Account, the Prefunding Account Closing Date Deposit into the Prefunding Account and the Collection Account Closing Date Deposit into the Collection Account.

                  (c) On the Closing Date, the Seller will deposit, or cause to be deposited, into the Collection Account all amounts or collections received under the Initial Financed Student Loans on and after the Cutoff Date net of interest accrued thereunder prior to the Cutoff Date that is not to be capitalized.

            SECTION 2.02. Conveyance of Prefunded Loans, New Loans and Serial Loans to the Eligible Lender Trustee on Behalf of the Trust. (a) Subject to the conditions set forth in paragraph (d) below, in consideration of the Issuer's delivery on the related Transfer Date to or upon the order of the Seller of the Loan Purchase Amount for each such Prefunded Loan, New Loan or Serial Loan to be delivered to the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer and with respect to legal title the Prefunded Loans, New Loans and Serial Loans, to the Eligible Lender Trustee on behalf of the Issuer, without recourse except as may be provided herein, (i) all right, title and interest of the Seller in and to each Prefunded Loans, New Loan and Serial Loan and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges relating thereto, (ii) all payments on or collections received thereunder on and after the related Subsequent Cutoff Date and (iii) all proceeds of any and all of the foregoing.

                  (b) (i) On the Special Determination Date, if any, upon the tender of Prefunded Loans by the Seller and the satisfaction of the conditions set forth in the subsection (d) of this Section 2.02, the Eligible Lender Trustee will so inform the Administrator and the Indenture Trustee in writing, and the Loan Purchase Amounts for such Prefunded Loans will be withdrawn from the Prefunding Account, subject to the provisions of Section 2(k) of the Administration Agreement, will be remitted to or upon the order of the Seller. The Seller covenants to transfer on the Special Determination Date to the Eligible Lender Trustee on behalf


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of the Issuer pursuant to paragraph (a) above Prefunded Loans with an aggregate principal balance substantially equal to the Prefunding Account Closing Date Deposit.

                        (ii) During the Revolving Period, upon the tender of New Loans or Serial Loans by the Seller on the related Transfer Date and the satisfaction of the conditions set forth in subsection (d) of this Section 2.02, the Eligible Lender Trustee will so inform the Administrator and the Indenture Trustee, and the Loan Purchase Amounts for such New Loans or Serial Loans will be withdrawn from the Collateral Reinvestment Account, subject to the provisions of Section 2(f) of the Administration Agreement, and will be remitted to or upon the order of the Seller. The Seller covenants to transfer during the Revolving Period to the Eligible Lender Trustee on behalf of the Issuer pursuant to paragraph (a) above New Loans or Serial Loans with an aggregate principal balance substantially equal to the amount on deposit in the Collateral Reinvestment Account; provided, however, that the Seller shall have no liability for a breach of the foregoing covenant as a result of the Seller not having originated or acquired, or having caused to be originated or acquired, during the Revolving Period New Loans or Serial Loans equal to the amount specified above. Such transfers shall be made at such times during the Revolving Period as the Seller may determine in its discretion, subject to the requirement that the Seller shall make such transfers at least as frequently as is necessary to avoid the occurrence of an Early Amortization Event.

                  (c) After the Revolving Period, upon the tender of Serial Loans by the Seller on the related Transfer Date and the satisfaction of the conditions set forth in subsection (d) of this Section 2.02, the Eligible Lender Trustee will so inform the Administrator and the Indenture Trustee, and that component of the Loan Purchase Amount for such Serial Loans represented by the Purchase Collateral Balance thereof will be withdrawn from amounts on deposit in the Collection Account, as provided in Section 2(d)of the Administration Agreement, and will be remitted, as provided therein to or upon the order of the Seller or, alternatively, at the sole discretion of the Seller, the Seller may determine that the Purchase Collateral Balance due on the related Transfer Date for any Serial Loans then to be transferred shall be paid by the Issuer's exchanging with the Seller one or more Exchanged Student Loans held by the Issuer for such Serial Loans; provided, however, that the component of the Loan Purchase Amount represented by the Purchase Premium Amounts shall not be payable with respect to Exchanged Serial Loans and, with respect to purchased Serial Loans, shall be payable on a deferred basis pursuant to the final sentence of this paragraph; provided that the principal balance of Exchanged Serial loans shall not exceed 10% of the Pool Balance on the Closing Date. In the event Exchanged Student Loans are to be so used (i) the decision by the Issuer as to which of those Financed Student Loans then held by the Issuer that meet the criteria for Exchanged Student Loans are to be selected for such exchange shall be subject to the sole discretion of the Eligible Lender Trustee; provided, however, that the Eligible Lender Trustee shall not select for such purpose any Financed Student Loan that has the same Borrower as any other Financed Student Loan unless all of the Financed Student Loans of such Borrower are to be exchanged; (ii) with respect to any Serial Loan to be delivered on a Transfer Date, only a Financed Student Loan that is an Exchanged Student Loan with respect to such Serial Loan shall be counted toward the Purchase Collateral Balance for such Serial Loan; and (iii) in the event that, with respect to any Purchase Collateral Balance due on the related Transfer Date, the aggregate principal balance


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(plus accrued borrower interest thereon if and to the extent that such interest is not then payable and will, pursuant to the term of such loan, be capitalized and added to the principal balance of such loan), as of the related Subsequent Cutoff Date, of the Exchanged Student Loan or Loans being remitted on such Transfer Date in satisfaction of such Purchase Collateral Balance is less than such amount due, the Issuer shall remit funds to cover such difference from amounts on deposit in the Collection Account as provided in Section 2(d) of the Administration Agreement. Any Purchase Premium Amounts for Serial Loans conveyed to the Trust after the Revolving Period will be payable on Quarterly Payment Dates out of Reserve Account Excess pursuant to Section 2(e) of the Administration Agreement and such Purchase Premium Amounts will accrue no interest or yield but will be paid on each Quarterly Payment Date to the extent such excess is available in the aggregate amount of such premiums incurred but unpaid up to the end of the related Collection Period; provided, however, that no Purchase Premium Amounts shall be payable on Exchanged Serial Loans.

                  (d) The Seller (and with respect to legal title to the Prefunded Loans, New Loans and Serial Loans, Bank One as trustee on behalf of the Seller) shall transfer to the Issuer the Prefunded Loans, New Loans and Serial Loans for a given Transfer Date and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to such Transfer Date:

                        (i) the Seller (and with respect to legal title to the Serial Loans, Bank One as trustee on behalf of the Seller) shall have delivered to the Eligible Lender Trustee and the Indenture Trustee a duly executed transfer agreement (including executed signature pages by the other parties thereto) in substantially the form of Exhibit B hereto (each, a "Transfer Agreement"), which shall include supplements to Schedule A hereto, listing such Prefunded Loans, New Loans and Serial Loans;

                        (ii) the Seller shall have delivered, at least two days prior to such Transfer Date, notice of such transfer to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies, including a listing of the designation and the aggregate principal balance of such Prefunded Loans, New Loans and Serial Loans;

                        (iii) the Seller shall have deposited in the Collection Account all amounts on or collections received in respect of the Prefunded Loans, New Loans and Serial Loans on and after each applicable Subsequent Cutoff Date;

                        (iv) as of the Transfer Date, the Seller was not insolvent nor will it have been made insolvent by such transfer nor is it aware of any pending insolvency;

                        (v) such addition will not result in a material adverse federal or state tax consequence to the Issuer or the Noteholders;


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                        (vi) the Seller shall have delivered to the Indenture
      Trustee and the Eligible Lender Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph (d);

                        (vii) the Seller shall have delivered on each May 1 and November 1, commencing May 1, 2000 (A) to the Rating Agencies an Opinion of Counsel with respect to the transfer of the Prefunded Loans, New Loans and Serial Loans transferred to the Issuer since the later of the Closing Date or the prior May 1 or November 1, substantially in the form of the Opinion of Counsel delivered to the Rating Agencies on the Closing Date, and (B) to the Eligible Lender Trustee and the Indenture Trustee the Opinion of Counsel as required by Section 6.02(f)(1) hereof; provided, however, that, notwithstanding the foregoing, no opinion shall be required under subclause (B) and, if the Revolving Period has terminated, no opinion shall be required under subclause (A), unless the Seller, the Eligible Lender Trustee or the Indenture Trustee determines that, with regard to the most recent opinion on the matters described in either such subclause that was delivered with respect to the Financed Student Loans (whether on the Closing Date or thereafter under this subsection or under another provision of the Basic Documents), the conclusion of, or the reasoning underlying, such opinion is no longer correct in all material respects due to a change in law or regulations or the ruling of a court, an administrative tribunal or a regulatory or other governmental authority; upon making any such determination, whichever of the Seller, the Eligible Lender Trustee and the Indenture Trustee makes such determination shall notify the others and the Rating Agencies; and provided, further, that neither the Eligible Lender Trustee nor the Indenture Trustee shall have any obligation to monitor changes in laws or regulations or the rulings of courts or other governmental agencies for the purpose of making any determination described in the preceding proviso;

                        (viii) with respect to any New Loan which is guaranteed by an Additional Guarantor, such Additional Guarantor shall have entered into a Guarantee Agreement with the Eligible Lender Trustee which guarantees such New Loan in substantially the form of the Guarantee Agreements between the Initial Guarantors and the Eligible Lender Trustee;

                        (ix) the Seller shall have taken any action required to maintain the first perfected ownership interest of the Issuer in the Trust Estate and the first perfected security interest of the Indenture Trustee in the Collateral;

                        (x) no selection procedures believed by the Seller to be adverse to the interests of the Noteholders shall have been utilized in selecting the New Loans or the Serial Loans or in selecting Exchanged Student Loans or the Exchanged Serial Loans;

                        (xi) no Default or Event of Default shall have occurred under the Indenture, no Servicer Default shall have occurred under the Servicing Agreement and no Administrator Default shall have occurred under the Administration Agreement; and


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                        (xii) for each Transfer Date occurring after the
      Revolving Period, after giving effect to the conveyance of Serial Loans on such Transfer Date, the amount of funds remitted for the purchase of Serial Loans on such Transfer Date, and on each Transfer Date since the preceding Quarterly Payment Date, shall not exceed the Net Principal Cash Flow Amount for such Transfer Date minus the sum of (i) all amounts paid to prepay any Add-on Consolidation Loan not held by the Issuer since the last Quarterly Payment Date pursuant to Section 2(d)(iii)(A) of the Administration Agreement and (ii) all amounts which the Administrator reasonably estimates will be required to prepay Add-on Consolidation Loans pursuant to Section 2(d)(iii)(A) of the Administration Agreement during the remainder of the Collection Period;

provided, however, that the Seller shall not incur any liability as a result of transferring Serial Loans on any Transfer Date at a time when the condition set forth in clause (v) was not satisfied, if at the time of such transfer the Authorized Officers of the Seller, after reasonable inquiry of counsel to the Seller, were not aware of any fact that would reasonably suggest that such condition would not be satisfied as of such date.

            SECTION 2.03. Treatment as a Security Agreement The parties intend that the conveyance of the Seller's (and, with respect to legal title to the loans, Bank One's) right, title and interest in and to the Initial Financed Student Loans pursuant to this Agreement and any Prefunded Loans, New Loans and Serial Loans pursuant to a related Transfer Agreement shall constitute a valid purchase and sale and not a loan. If such conveyance is deemed to be a loan and not a sale, then the parties also intend and agree that the Seller (and, with respect to legal title to loans, Bank One) shall be deemed to have granted, and in such event do hereby grant to the Issuer, a first priority security interest in all of the Seller's and Bank One's right, title and interest in, to and under the Initial Financed Student Loans and any Prefunded Loans, New Loans or Serial Loans and the other items specified in Sections 2.01 and 2.02, and that this Agreement (with respect to the Initial Financed Student Loans) and any applicable Transfer Agreement (with respect to the Prefunded Loans, New Loans or Serial Loans conveyed thereby) shall each constitute a security agreement under applicable law with respect to such loans. If such conveyance is deemed to be a loan and not a sale, the Issuer may, to secure the Issuer's own borrowings under the Indenture, repledge all or any portion of such loans and the other items specified in Sections 2.01 and 2.02 hereof pledged to the Issuer and not released from the security interest of this Agreement at the time of such pledge. Such a repledge may be made by the Issuer with or without a repledge by the Issuer of its rights under this Agreement, and without further notice to or acknowledgement from the Seller or Bank One. Each of the Seller and Bank One waives, to the extent permitted by applicable law, all claims, causes of action and remedies whether legal or equitable (including any rights of set-off) against the Issuer or any assignee of the Issuer relating to such action by the Issuer in connection with the transactions contemplated by this Agreement, each Transfer Agreement and the other Basic Documents.

            SECTION 2.04. Endorsement. The Seller (and, with respect to legal title to the Financed Student Loans, Bank One as trustee on behalf of the Seller) hereby appoint each of the Eligible Lender Trustee and the Indenture Trustee as the Seller's (and Bank One's) true and lawful attorney-in-fact with full power of substitution to endorse the Seller's (and Bank One's)


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name on any promissory note evidencing the Initial Financed Student Loans and any Prefunded Loans, New Loans or Serial Loans transferred to the Eligible Lender Trustee on behalf of the Trust pursuant to Sections 2.01 and 2.02. The Seller (and, with respect to legal title to the Financed Student Loans, Bank One as trustee on behalf of the Seller) acknowledge and agree that this power of attorney shall be construed as a power coupled with an interest, shall be irrevocable as long as the Trust Agreement remains in effect and shall continue in effect until the Trust Agreement terminates.

                                   ARTICLE III

                           The Financed Student Loans

            SECTION 3.01. Representations and Warranties of Seller with Respect to the Financed Student Loans. The Seller represents and warrants with respect to the Financed Student Loans as set forth in Exhibit C hereto. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Financed Student Loans, as of the applicable Transfer Date, in the case of the Prefunded Loans, New Loans and Serial Loans, as of the date of the relevant Assignment in the case of any Qualified Substitute Student Loan, as of the date of origination in the case of any Consolidation Loan added to the Trust during the Revolving Period and as of the applicable Add-on Consolidation Loan Funding Date, in the case of any Consolidation Loan the principal balance of which is increased by the principal balance of any related Add-on Consolidation Loan, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer (and both the origination of such Consolidation Loans and the addition of the principal balance of any Add-on Consolidation Loan) and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

            SECTION 3.02. Repurchase; Reimbursement. (a) Upon discovery by the Seller, Bank One, the Servicer, the Eligible Lender Trustee or the Indenture Trustee of any breach of the Seller's representations and warranties made by the Seller pursuant to Section 3.01 or Section 4.01, the party discovering the breach shall give prompt written notice to the others. Unless any such breach shall have been cured within sixty (60) days after the Seller becomes aware or receives written notice (whichever is earlier) of such breach, the Seller shall be obligated to either (i) repurchase any Financed Student Loan in which the interests of the Noteholders are materially and adversely affected by any such breach as of the first day succeeding the end of such 60-day period that is the last day of a Monthly Collection Period or (ii) substitute a Qualified Substitute Student Loan in the manner specified in this Section; provided, however, that it is understood that any such breach that does not affect the Guarantor's obligation to guarantee payment of such Financed Student Loan to the Eligible Lender Trustee will not be considered to have a material adverse effect for this purpose and it is further understood that any dispute as to whether the Guarantor's obligation has been so affected will be resolved by the decision of the Indenture Trustee for so long as Notes are Outstanding and thereafter by the Eligible Lender Trustee. In addition, if any such breach by the Seller does not trigger such a repurchase obligation but does result in the refusal by the Guarantor to guarantee all or a portion of the accrued interest, or the


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loss (including any obligation of the Issuer to repay the Department) of certain
Interest Subsidy Payments and Special Allowance Payments, then, unless such breach, if curable, is cured within sixty (60) days, the Seller shall reimburse the Issuer by remitting an amount equal to all such non-guaranteed interest amounts and such forfeited Interest Payments and Special Allowance Payments in the manner specified in Section 3.03. Subject to the provisions of Section 4.03, the sole remedy of the Issuer, the Eligible Lender Trustee, the Indenture
Trustee or the Noteholders with respect to a breach of representations and warranties pursuant to Section 3.01, and the agreement contained in this Section, shall be to require the Seller to repurchase or substitute for Financed Student Loans or to reimburse the Issuer as provided above pursuant to this Section, subject to the conditions contained herein.

      (b) The Seller may, at its option, cause a Financed Student Loan to be repurchased by a Person not affiliated with the Seller as of the last day of a Monthly Collection Period if there is a dispute with the related Borrower during such Monthly Collection Period which in the Servicer's reasonable judgment would call into question whether such Financed Student Loan will be repaid by the Borrower; provided, however, that the aggregate principal balance of the Financed Student Loans purchased pursuant to this subsection (b) shall not exceed, in aggregate, 1% of the Initial Pool Balance.

      (c) In consideration of and simultaneously with the repurchase of a Financed Student Loan, the Seller shall remit the Purchase Amount therefor, in the manner specified in Section 3.03, and the Issuer shall execute such assignments and other documents reasonably requested by the Seller in order to effect such transfer. Upon any such transfer of a Financed Student Loan, legal title to, and beneficial ownership and control of, the related Student Loan File will thereafter belong to the Seller or in the case of legal title thereto an eligible lender under the Higher Education Act designated by the Seller.

            With respect to any Qualified Substitute Student Loan or Loans, the Seller shall deliver to the Eligible Lender Trustee for the benefit of the Indenture Trustee such documents and agreements together with a duly executed Assignment in the form of Exhibit F hereto. Payments due with respect to Qualified Substitute Student Loans shall be part of the Trust Estate on and after the date of such Assignment. Upon such substitution, the Qualified Substitute Student Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Student Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 3.01 with respect to any such Student Loan. In addition, any such substitution shall occur only upon satisfaction of each of the following conditions on or prior to the date of the related Assignment:

                  (i) the Seller shall have deposited in the Collection Account all collections in respect of the Qualified Substitute Student Loans on and after each applicable date of Assignment;


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                  (ii) as of the date of the related Assignment, the Seller
      shall not have been insolvent nor will it have been made insolvent by such transfer nor is it aware of any pending insolvency;

                  (iii) such addition will not result in a material adverse Federal or State tax consequence to the Issuer or the Noteholders;

                  (iv) the Seller shall have delivered (A) to the Rating Agencies, an Opinion of Counsel with respect to each transfer of Qualified Substitute Student Loans, substantially in the form of the Opinion of Counsel delivered to the Rating Agencies on the Closing Date, and (B) to the Eligible Lender Trustee and the Indenture Trustee, the Opinion of Counsel required by Section 6.02(f)(1) hereof; provided, however, that no opinion shall be required under either subclause (A) or (B) unless the Seller, the Eligible Lender Trustee or the Indenture Trustee determines that, with regard to the most recent opinion on the matters described in either such subclause that was delivered with respect to the Financed Student Loans (whether on the Closing Date or thereafter under this subsection or under another provision of the Basic Documents), the conclusion of, or the reasoning underlying, such opinion is no longer correct in all material respects due to a change in law or regulations or the ruling of a court, an administrative tribunal or a regulatory or other governmental authority; upon making any such determination, whichever of the Seller, the Eligible Lender Trustee and the Indenture Trustee makes such determination shall notify the others and the Rating Agencies; and provided, further, that neither the Eligible Lender Trustee nor the Indenture Trustee shall have any obligation to monitor changes in laws or regulations or the rulings of courts or other governmental agencies for the purpose of making any determination described in this clause (iv);

                  (v) the Seller shall have taken any action required to maintain the first perfected ownership interest of the Issuer in the Trust Estate and the first perfected security interest of the Indenture Trustee in the Collateral;

                  (vi) no selection procedures believed by the Seller to be adverse to the interests of the Noteholders shall have been utilized in selecting the Qualified Substitute Student Loans; and

                  (vii) no Default or Event of Default shall have occurred under the Indenture, no Servicer Default shall have occurred under the Servicing Agreement and no Administrator Default shall have occurred under the Administration Agreement.

            Upon any such substitution and the deposit to the Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Eligible Lender Trustee shall release any documentation held with respect to the Financed Student Loan being substituted for (the "Deleted Student Loan") to the Seller and shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest in


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the Seller, or (in the case of legal title thereto an eligible lender under the
Higher Education Act designated by the Seller), the Eligible Lender Trustee's interest in any Deleted Student Loan substituted for pursuant to this Section 3.02.

            For any month in which the Seller substitutes one or more Qualified Substitute Student Loans for one or more Deleted Student Loans, the Servicer will determine the amount (if any) by which as of the date of the relevant Assignment the aggregate principal balance of all such Qualified Substitute Student Loans is less than the aggregate principal balance of all such Deleted Student Loans. The amount of such shortage (the "Substitution Adjustment Amount") shall be deposited in the Collection Account by the Seller on or before the date of the relevant Assignment.

            SECTION 3.03. Repurchase Deposits. The Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Seller under Section 3.02 and Section 5.01 when such amounts are due.

                                   ARTICLE IV

                                   The Seller

            SECTION 4.01. Representations of Seller and Bank One. The Seller represents as set forth in Exhibit D hereto and Bank One represents as set forth in Exhibit E hereto. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Financed Student Loans, as of the applicable Transfer Date in the case of the Prefunded Loans, New Loans and the Serial Loans, as of the date of the relevant Assignment in the case of any Qualified Substitute Student Loan, and, in the case of the Seller, as of the date of origination in the case of any Consolidation Loan added to the Trust during the Revolving Period and as of the applicable Add-on Consolidation Loan Funding Date, in the case of a Consolidation Loan the principal balance of which is increased by the principal balance of any related Add-on Consolidation Loan, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer (and both the origination of such Consolidation Loans and the addition of the principal balance of any Add-on Consolidation Loan) and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

            SECTION 4.02. Existence. During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions between the Seller and its Affiliates will be conducted on an arm's-length basis. For so long, during the term of this Agreement, as the Seller shall not be an eligible lender under the Higher Education Act with respect to federal Student Loans, the Seller agrees to keep in full force and effect an agreement with Bank One or another eligible lender under the Higher Education Act providing for such eligible lender meeting the requirements set forth in the following sentence to hold title to the Seller's Student Loans in trust for and on behalf of the Seller. The Seller shall not convey any Prefunded Loans, New Loan, Serial Loan or Qualified Substitute Student Loan if the eligible lender holding legal title to such loan is other than Bank One unless, prior to such conveyance, such other eligible lender shall agree in writing to be bound, in the conveyance of each such loan for which it acts as eligible lender, by the provisions of this Agreement that are applicable to Bank One, to the same extent as if it were named separately from Bank One in each of such provisions.

            SECTION 4.03. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

                  (a) The Seller shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee and the Indenture Trustee and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Eligible Lender Trustee or the Indenture Trustee), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including taxes in connection with the issuance and original sale of the Notes or asserted with respect to ownership of the Financed Student Loans or federal or other income taxes arising out of payments on the Notes) and costs and expenses in defending against the same.

                  (b) The Seller shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Noteholders and the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller's or the Issuer's violation of Federal or state securities laws in connection with the offering and sale of the Notes.

                  (c) The Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Eligible Lender Trustee and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to the Trust Agreement, the other Basic Documents, the Trust Estate, the acceptance or performance of the trusts and duties set forth herein and in the Trust Agreement or the action or the inaction of the Eligible Lender Trustee hereunder and under the Trust Agreement, except to the extent that such cost, expense, loss, claim damage, obligation or liability: (i) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Eligible Lender Trustee , (ii) shall arise from any breach by the Eligible Lender Trustee of its covenants under any of the Basic Documents; or (iii) shall arise from the breach by the Eligible Lender Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Eligible Lender Trustee's choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.

                  (d) The Seller shall pay any and all taxes levied or assessed upon all or any part of the Trust Estate (other than those taxes expressly excluded from the Seller's responsibilities pursuant to the parentheticals in paragraph (a) above).

            Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

            SECTION 4.04. Merger or Consolidation of, or Assumption of the Obligations of, Seller or Bank One. Any person (a) into which the Seller or Bank One may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller or Bank One shall be a party or (c) which may succeed to the properties and assets of the Seller or Bank One substantially as a whole, shall be the successor to the Seller or Bank One, respectively, without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Seller, if other than SMS, executes an agreement of assumption to perform every obligation of the Seller under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01 or 4.01 shall have been breached and no Servicer Default, Event of Default or Administrator Default and no event that, after notice or lapse of time, or both, would become a Servicer Default, Event of Default or Administrative Default shall have occurred and be continuing, (iii) the Seller shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Seller shall have a consolidated net worth at least equal to that of the predecessor Seller, (v) such transaction will not result in a material adverse federal or state tax consequence to the Issuer or the Noteholders and (vi) unless SMS is the surviving entity, the Seller shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and Indenture Trustee, respectively, in the Financed Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests; and provided, further, that Bank One hereby covenants that, unless Bank One is the surviving entity, it will not consummate any of the foregoing transactions unless Bank One shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and Indenture Trustee, respectively, in the Financed Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

            SECTION 4.05. Limitation on Liabilities of Seller, Bank One and Others. The Seller, Bank One and any director or officer or employee or agent of the Seller or Bank One may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided, however, that such reliance shall not limit in any way the Seller's obligations under Section 3.02). Neither the Seller nor Bank One shall be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its respective obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

            SECTION 4.06. Seller and Bank One May Own Notes. The Seller, Bank One and any Affiliate of either may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Seller or Bank One, as the case may be or an Affiliate of either, except as expressly provided herein or in any other Basic Document.

                                    ARTICLE V

                                   Termination

            SECTION 5.01. Termination. (a) Optional Purchase of All Financed Student Loans. As of the last day of any Collection Period immediately preceding a Quarterly Payment Date as of which the then outstanding Pool Balance is 20% or less of the initial aggregate principal balance of the Notes, the Company or its designee shall have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Company or its designee shall deposit in the Collection Account an amount equal to the Minimum Purchase Price; provided, however, that the Company or its designee may not effect such purchase if the aggregate Purchase Amount to be so deposited in the Collection Account does not equal or exceed an amount equal to the Minimum Purchase Price.

                                   ARTICLE VI

                                  Miscellaneous

            SECTION 6.01. Amendment. This Agreement may be amended by the Seller, Bank One and the Eligible Lender Trustee, with the consent of the Indenture Trustee, but without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Eligible Lender Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder.

            This Agreement may also be amended from time to time by the Seller and the Eligible Lender Trustee, with the consent of Bank One, the Indenture Trustee and the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Financed Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or any Swap Counterparties or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders and any Swap Counterparties.

            Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to Bank One, the Seller, the Administrator, each Noteholder, the Indenture Trustee, the Servicer and each of the Rating Agencies.

            It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

            Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee and the Indenture Trustee shall receive upon request and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 6.02(f). The Eligible Lender Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

            SECTION 6.02. Protection of Interests in Trust. (a) Each of the Seller and Bank One shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans and in the proceeds thereof. Each of the Seller and Bank One shall deliver (or cause to be delivered) to the Eligible Lender Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                  (b) Neither the Seller nor Bank One shall change its name, identity or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Eligible Lender Trustee and the Indenture Trustee at least five (5) days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                  (c) Each of the Seller and Bank One shall have an obligation to give the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies at least sixty (60) days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment.

                  (d) If at any time the Seller or Bank One shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Seller or Bank One, as the case may be, shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Financed Student Loan, shall indicate clearly that such Financed Student Loan has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

                  (e) The Seller shall, to the extent required by applicable law, cause the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

                  (f) The Seller shall deliver to the Eligible Lender Trustee and the Indenture Trustee:

                  (1) promptly after the execution and delivery of this Agreement and of each amendment thereto, on each Transfer Date as set forth in Section 2.02 and on the date of each Assignment as set forth in
      Section 3.02, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

                  (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or
      (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; provided, however, that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.06(b) of the Indenture.

            Each Opinion of Counsel referred to in clause (1) or (2) above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

            SECTION 6.03. Notices. Unless otherwise agreed by the recipient, all demands, notices and communications upon or to the Seller, Bank One, the Servicer, the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Administrator or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested (or in the form of telex or facsimile notice, followed by written notice delivered as aforesaid or postage prepaid, first class mail), and shall be deemed to have been duly given upon receipt;

                  (a)      in the case of the Seller, to
                           USA Group Secondary Market Services, Inc.
                           30 South Meridian Street
                           Indianapolis, Indiana 46204-3503
                           Attention: President and Chief Executive Officer
                           Telephone: (317) 951-5640
                           Telecopy: (317) 951-5764;

                           with a copy to
                           Office of the General Counsel
                           USA Group, Inc.
                           30 South Meridian Street
                           Indianapolis, Indiana 46204-3503
                           Attention: Peter M. Greco
                           Telephone: (317) 951-5526
                           Telecopy: (317) 951-5532;

                  (b)      in the case of Bank One, to
                           Bank One, National Association, as
                           trustee for USA Group Secondary

                           Market Services, Inc.
                           1 Bank One Plaza
                           Suite IL1-0126
                           Chicago, Illinois
                           60670-0126
                           Attention: Global Corporate Trust, Services Division,
                                      Steve Husbands
                           Telephone: 212-373-1140
                           Telecopy: 212-373-1383;

                  (c)      in the case of the Servicer, to
                           USA Group Loan Services, Inc.
                           30 South Meridian Street
                           Indianapolis, Indiana 46204-3503
                           Attention: President
                           Telephone: (317) 849-6510
                           Telecopy: (317) 951-5297

                           with a copy to
                           Office of the Deputy General Counsel
                           USA Group, Inc.
                           30 South Meridian Street
                           Indianapolis, Indiana 46204-3503
                           Telephone: (317) 951-5523
                           Telecopy: (317) 951-5532;

                  (d)      in the case of the Issuer, to
                           Student Loan Trust 2000-A
                           c/o Bank One Delaware, Inc.
                           3 Christina Centre
                           201 North Walnut Street
                           Wilmington, Delaware 19801

                           with a copy to the Eligible Lender Trustee at the Corporate Trust Office of the Eligible Lender Trustee;

                  (e) in the case of the Issuer or the Eligible Lender Trustee, at the Corporate Trust
                           Office of the Eligible Lender Trustee;

                  (f) in the case of the Indenture Trustee, at its Corporate Trust Office;

                  (g)      in the case of the Administrator, to
                           USA Group Secondary Market Services, Inc.
                           30 South Meridian Street

                           Indianapolis, Indiana 46204-3503
                           Attention: President and Chief Executive Officer
                           Telephone: (317) 951-5640
                           Telecopy: (317) 951-5764;

                           with a copy to
                           Office of the General Counsel
                           USA Group, Inc.
                           30 South Meridian Street
                           Indianapolis, Indiana 46204-3503
                           Attention: Peter M. Greco
                           Telephone: (317) 951-5526
                           Telecopy: (317) 951-5532;

                  (g)      in the case of Fitch, to
                           Fitch IBCA, Inc.
                           One State Street Plaza
                           New York, New York 10004
                           Attention: Asset Backed Monitoring Unit
                           Telephone: (212) 908-0500
                           Facsimile: (212) 376-6889;

                  (h) in the case of Moody's Investors Service, Inc. 99 Church Street
                           New York, New York 10007
                           Attention: ABS Monitoring Department
                           Telephone: (212) 553-0573
                           Facsimile: (212) 553-4600; and

                  (i)      in the case of Standard & Poor's
                              a division of The McGraw-Hill Companies, Inc. to
                           Standard & Poor's Corporation
                           55 Water Street, 41st Floor
                           New York, New York 10041
                           Attention: Asset Backed Surveillance Department
                           Telephone: 212-438-2000
                           Facsimile: 212-438-2649.

or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

            SECTION 6.04. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 4.04, this Agreement may not be assigned by the Seller or

Bank One. This Agreement may be assigned by the Eligible Lender Trustee only to its permitted successor pursuant to the Trust Agreement or otherwise in accordance with Section 6.10.

            SECTION 6.05. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Seller, Bank One, the Issuer, and the Eligible Lender Trustee and for the benefit of the Indenture Trustee, the Noteholders, any Swap Counterparties (with respect to Section 5.01) and the Company or its designee, as third party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

            SECTION 6.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION 6.07. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

            SECTION 6.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

            SECTION 6.09. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Indiana, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 6.10. Assignment to Indenture Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of a security interest in all right, title and interest of the Issuer in, to and under the Financed Student Loans or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

            SECTION 6.11. Non-Petition Covenants. Notwithstanding any prior termination of this Agreement, neither the Seller nor Bank One shall, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer or the Company, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Company.

            SECTION 6.12. Limitation of Liability of Bank One, Eligible Lender Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary (other than as provided in subsection (d)), this Agreement has been signed by Bank One not in its individual capacity but solely in its capacity as trustee for the Seller and in no event shall Bank One in its individual capacity or, except as expressly provided herein or in the Instrument of Resignation, Appointment and Acceptance dated September 24, 1999 in connection with the trust agreement between Seller and Bank One, Indiana, N.A. f/k/a NBD Bank, N.A. dated February 24, 1993, as legal owner of the Financed Student Loans, have any liability for representations, warranties, covenants, agreements or other obligations of the Seller hereunder or in any of the certificates, notices or agreements delivered by the Seller pursuant hereto as to all of which recourse shall be had solely against the Seller.

                  (b) Notwithstanding anything contained herein to the contrary (other than as provided in subsection (d)), this Agreement has been signed by Bank One, National Association not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and in no event shall Bank One, National Association in its individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

                  (c) Notwithstanding anything contained herein to the contrary (other than as provided in subsection (d)), this Agreement has been accepted by Bankers Trust Company not in its individual capacity but solely as Indenture Trustee and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                  (d) Notwithstanding any other provision in this Agreement or the other Basic Documents, nothing in this Agreement or the other Basic Documents shall be construed to limit the legal responsibility of the Eligible Lender Trustee or the Indenture Trustee, to the U.S. Secretary of Education or a Guarantor for any violations of statutory or regulatory requirements that may occur with respect to loans held by the Eligible Lender Trustee or the Indenture Trustee pursuant to, or to otherwise comply with their obligations under, the Higher Education Act or implementing regulations.

            SECTION 6.13. Agreement of Seller and Bank One. Each of the Seller and Bank One agrees to execute and deliver such instruments and to take such actions as the Eligible Lender Trustee, the Issuer or the Indenture Trustee may reasonably request in order to effectuate the terms and carry out the purposes of the Agreement. Each of the Seller and Bank One agrees to execute and deliver such instruments and to take such actions as the Eligible Lender Trustee, the Issuer or the Indenture Trustee may reasonably request in order to effectuate the terms and carry out the purposes of the Agreement.

                        [Signatures Follow on Next Page]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       SMS STUDENT LOAN TRUST 2000-A

                                       By: Bank One, National Association,
                                           not in its individual capacity but
                                           solely as Eligible Lender Trustee
                                           on behalf of the Trust

                                           By: /s/ Steve M. Husbands
                                               ---------------------------------
                                               Name: Steve M. Husbands
                                               Title: Assistant Vice President

                                       USA GROUP SECONDARY MARKET SERVICES, INC.

                                           By: /s/ Cheryl E. Watson
                                               ---------------------------------
                                               Name: Cheryl E. Watson
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

                                       BANK ONE, NATIONAL ASSOCIATION, AS
                                       TRUSTEE FOR USA GROUP SECONDARY MARKET
                                       SERVICES, INC.

                                           By: /s/ Steve M. Husbands
                                               ---------------------------------
                                               Name: Steve M. Husbands
                                               Title: Assistant Vice President

                                       BANK ONE, NATIONAL ASSOCIATION, not in
                                       its individual capacity but solely as
                                       Eligible Lender Trustee

                                           By: /s/ Steve M. Husbands
                                               ---------------------------------
                                               Name: Steve M. Husbands
                                               Title: Assistant Vice President

Acknowledged and accepted
  as of the day and year first
  above  written:

BANKERS TRUST COMPANY, not in
  its individual capacity but
  solely as Indenture Trustee

By: /s/ Patricia M. Russo
    -------------------------------
    Name: Patricia M. Russo
    Title: Vice President

                                                                      SCHEDULE A

                         [List of Initial Student Loans]

                            [List of Prefunded Loans]

                                                                       EXHIBIT A
                                                      TO THE LOAN SALE AGREEMENT

                                  BILL OF SALE

            For $_________ received, in accordance with the Loan Sale Agreement (the "Loan Sale Agreement") dated as of January 1, 2000, among USA Group Secondary Market Services, Inc., as seller (the "Seller"), SMS Student Loan Trust 2000-A (the "Trust"), Bank One, National Association, as trustee for the Seller ("Bank One") and Bank One, National Association, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee") the Seller (and, with respect to legal title to the Initial Financed Student Loans, Bank One as trustee on behalf of the Seller) does hereby sell, assign, transfer and otherwise convey unto the Issuer and, with respect to legal title, unto the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Loan Sale Agreement), all right, title and interest in and to (i) the Initial Financed Student Loans, the Prefunded Loans and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges related thereto, (ii) all payments and/or collections received thereunder on and after the Cutoff Date net of interest accrued prior to the Cutoff Date that is not to be capitalized, (iii) all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit and the Collection Account Closing Date Deposit and the Prefunding Account Closing Date Deposit, and in all investments and proceeds thereof (including all income thereon) and
(iv) all proceeds of any and all of the foregoing (including but not limited to proceeds derived from the voluntary or involuntary conversion of any of the Initial Financed Student Loans into cash or other liquidated property, such as proceeds from the applicable Guarantee Agreement). The foregoing sale does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee or the Trust of any obligation of the Seller or Bank One to the borrowers of Initial Financed Student Loans or Prefunded Loans or any other Person in connection with the Initial Financed Student Loans or Prefunded Loans or any agreement or instrument relating to any of them.

            In addition, the undersigned, by execution of this instrument, hereby endorses the promissory notes evidencing each Initial Financed Student Loan and Prefunded Loan described in Schedule A to the Loan Sale Agreement in favor of the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Loan Sale Agreement) against the undersigned. This endorsement may be effected by attaching a facsimile hereof to each or any of such promissory notes.

            This Bill of Sale is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Loan Sale Agreement and is to be governed by the Loan Sale Agreement.

            Capitalized terms used but not defined herein shall have the meaning assigned to them in Appendix A to the Administration Agreement, dated as of January 1, 2000, among SMS

Student Loan Trust 2000-A, as Issuer, USA Group Secondary Market Services, Inc., as Administrator, and Bankers Trust Company, as Indenture Trustee, which also contains rules as to usage that shall be applicable herein.

            IN WITNESS WHEREOF, the undersigned has caused this Bill of Sale to be duly executed as of January 1, 2000.

                                       USA GROUP SECONDARY MARKET SERVICES,
                                       INC., as Seller

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       BANK ONE, NATIONAL ASSOCIATION, as
                                       trustee for USA Group Secondary Market
                                       Services, Inc.

                                       By: _____________________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT B
                                                                          TO THE
                                                             LOAN SALE AGREEMENT

                               TRANSFER AGREEMENT

            TRANSFER No. _____ Of [PREFUNDED] [NEW] [SERIAL] LOANS dated as of ______________, _____, among SMS STUDENT LOAN TRUST 2000-A, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., as seller (the "Seller"), BANK ONE, NATIONAL ASSOCIATION* ("Bank One"), as trustee for USA Group Secondary Market Services, Inc., and BANK ONE, NATIONAL ASSOCIATION, a national banking association, as seller, not in its individual capacity but solely as Eligible Lender Trustee of the Issuer (the "Eligible Lender Trustee").

                              W I T N E S S E T H:

            WHEREAS the Issuer, the Seller, Bank One and the Eligible Lender Trustee are parties to the Loan Sale Agreement dated as of January 1, 2000 (as amended or supplemented, the "Loan Sale Agreement"); and

            WHEREAS the Seller, as depositor, and the Eligible Lender Trustee are parties to the Trust Agreement dated as of January 1, 2000 (as amended or supplemented, the "Trust Agreement"); and

            WHEREAS pursuant to the Loan Sale Agreement, the Seller wishes to convey the [Prefunded Loans] [New] [Serial] Loans referred to in Section 2 (the "Additional Student Loans") to the Eligible Lender Trustee on behalf of the Issuer; and

            WHEREAS in order to comply with the requirements of the Higher Education Act, legal title to the Seller's student loan portfolio is vested in Bank One, as trustee on behalf of the Seller as the sole beneficiary; and

            WHEREAS, the Eligible Lender Trustee and the Issuer are willing to accept such conveyance subject to the terms and conditions hereof.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            1. Definitions and Usage. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in Appendix A to the Administration Agreement, dated as of January 1, 2000, among the Issuer, the Seller, as Administrator, and

----------
* Bank One shall be replaced as a party to any Transfer Agreement by any other eligible lender under the Higher Education Act that is acting as trustee for the Seller with respect to the loans being conveyed pursuant to such Transfer Agreement.

Bankers Trust Company, as Indenture Trustee, which also contains rules of construction and usage that shall be applicable herein.

            In addition, the following terms have the following meanings:

            "Subsequent Cutoff Date" means, with respect to each Additional Student Loan, the date specified as such on Schedule A hereto.

            "Transfer Date" means, with respect to the Additional Student Loans, ________________, _______.

            2. Schedule of Financed Student Loans. Attached hereto as Schedule A is a supplement to Schedule A to the Loan Sale Agreement listing the Additional Student Loans to be conveyed on the Transfer Date to the Eligible Lender Trustee on behalf of the Issuer pursuant to this Agreement.

            3. Conveyance of Additional Student Loans. In consideration of Issuer's delivery to or upon the order of the Seller of $__________, (for the Prefunded Loans, such amount being the Loan Purchase Amounts of the Prefunded Loans and such amount to be paid from amounts on deposit in the Prefunding Account subject to the provisions of Section 2.02(b) of the Loan Sale Agreement and Section 2(k) of the Administration Agreement, for other Additional Student Loans during the Revolving Period, such amount being the Loan Purchase Amounts of the Additional Student Loans and such amount to be paid from amounts on deposit in the Collateral Reinvestment Account subject to the provisions of
Section 2.02(b) of the Loan Sale Agreement and Section 2(f) of the Administration Agreement and after the Revolving Period such amount being the sum of (i) the Purchase Collateral Balance ($[ ]) to be paid from any combination of amounts on deposit in the Collection Account and of Exchange Student Loans as shall be designated by the Seller subject to Section 2.02(c) of the Loan Sale Agreement and Section 2(d) of the Administration Agreement) and
(ii), except with respect to the exchange of Student Loans, the Purchase Premium Amount ($[ ]) to be paid on the immediately subsequent Quarterly Payment Date from amounts on deposit in the Reserve Fund in excess of the Specified Reserve Account Balance subject to Section 2.02(c) of the Loan Sale Agreement and
Section 2(e) of the Administration Agreement), the Seller (and, with respect to legal title to the Additional Student Loans, Bank One as trustee on behalf of the Seller) does hereby sell, assign and otherwise convey, without recourse (except as expressly provided in the Loan Sale Agreement), to the Eligible Lender Trustee on behalf of the Issuer:

                  (a) All right, title and interest in and to the Additional Student Loans and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges relating thereto;

                  (b) all payments on or collections received thereunder, on and after the related Subsequent Cutoff Date;

                  (c) all proceeds of any and all of the foregoing.

            4. Conditions Precedent. The obligation of the Issuer to acquire the Additional Student Loans hereunder is subject to the satisfaction, on or prior to the Transfer Date, of the following conditions precedent:

                  (a) Representations and Warranties. Each of the representations and warranties made by the Seller in Sections 3.01 and
      4.01 of the Loan Sale Agreement and by Bank One in Section 4.01 of the Loan Sale Agreement shall be true and correct as of the Transfer Date.

                  (b) Loan Sale Agreement Conditions. Each of the conditions set forth in Section 2.02(d) (and, if Exchange Student Loans are to be applied to the Purchase Collateral Balance of the Additional Student Loans,
      Section 2.02(c) and, if the trustee for the Seller with respect to the Additional Student Loans is other than Bank One, in Section 4.02) of the Loan Sale Agreement shall have been satisfied.

                  (c) Delivery of Bill of Sale. The Seller and Bank One shall have delivered a Bill of Sale substantially in the form of Annex A hereto.

                  (d) Additional Information. The Seller and Bank One shall have delivered to the Issuer such information as was reasonably requested by the Issuer (such reasonableness to be determined solely by the Seller) to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Sections 3.01 and 4.01 of the Loan Sale Agreement and (ii) the satisfaction of the conditions set forth in this Section 4.

                  (e) Delivery of Assignment with respect to Exchange Student Loans. With respect to any Exchange Student Loans that are to be applied to the Purchase Amount of the Additional Student Loans, the Eligible Lender Trustee shall have delivered an Assignment substantially in the form of Annex B hereto.

            5. Ratification of Agreement. As supplemented by this Agreement, the Loan Sale Agreement is in all respects ratified and confirmed and the Loan Sale Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

            6. Third-Party Beneficiaries. The Indenture Trustee is an express third-party beneficiary and may enforce the provisions of this Agreement as if it were a party hereto.

            7. Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

            8. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Indiana, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            9. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                       SMS STUDENT LOAN TRUST 2000-A

                                       By: BANK ONE, NATIONAL ASSOCIATION, not
                                           in its individual capacity but solely
                                           as Eligible Lender Trustee on behalf
                                           of the Trust

                                       By:
                                           -------------------------------------
                                           Name:  Steve M. Husbands
                                           Title: Assistant Vice President

                                       BANK ONE, NATIONAL ASSOCIATION,  not in
                                       its individual capacity but solely as
                                       Eligible Lender Trustee

                                       By:
                                           -------------------------------------
                                           Name:  Cheryl E. Watson
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                       USA GROUP SECONDARY MARKET SERVICES,
                                       INC., Seller

                                       By:
                                           -------------------------------------
                                           Name:  Steve M. Husbands
                                           Title: Assistant Vice President

                                       BANK ONE, NATIONAL ASSOCIATION, as
                                       trustee for USA Group Secondary Market
                                       Services, Inc.

                                       By:
                                           -------------------------------------
                                           Name:  Steve M. Husbands
                                           Title: Assistant Vice President

Acknowledged and accepted as of the date first above written:

BANKERS TRUST COMPANY,
  not in its individual
  capacity but solely as
  Indenture Trustee

By: /s/ Patricia M. Russo
    ---------------------------------
    Name:  Patricia M. Russo
    Title: Vice President

                                                                      SCHEDULE A
                                                                          TO THE
                                                      TRANSFER AGREEMENT NO. ___

                        [List of Additional Student Loans
                   and their related Subsequent Cutoff Dates]

                                                                         ANNEX A
                                                       TO THE TRANSFER AGREEMENT

                                  BILL OF SALE

            For value received, in accordance with the Loan Sale Agreement (the "Loan Sale Agreement") dated as of January 1, 2000, among USA Group Secondary Market Services, Inc., as seller (the "Seller"), Bank One, National Association, as trustee for the Seller ("Bank One"), SMS Student Loan Trust 2000-A (the "Trust") and Bank One, National Association, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee") [and as ratified by [name of eligible lender if other than Bank One with respect to the Additional Student Loans] pursuant to Section 4.02 of the Loan Sale Agreement] and the Transfer Agreement No. ____ dated as of ______, ______ (the "Transfer Agreement") among the Seller, Bank One, the Trust and the Eligible Lender Trustee, the Seller (and, with respect to legal title to the Additional Student Loans, Bank One as trustee on behalf of the Seller) does hereby sell, assign, transfer and otherwise convey unto the Issuer and, with respect to legal title, unto the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Loan Sale Agreement), all right, title and interest in and to (i) the Additional Student Loans and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges related thereto, (ii) all payments and collections received thereunder, on and after the Subsequent Cutoff Date and (iii) all proceeds of any and all of the foregoing (including but not limited to proceeds derived from the voluntary or involuntary conversion of any of the Additional Student Loans into cash or other liquidated property, such as proceeds from the applicable Guarantee Agreement). The foregoing sale does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee or the Trust of any obligation of the Seller or Bank One to the borrowers of the Additional Student Loans or any other person in connection with the Additional Student Loans or any agreement or instrument relating to any of them.

            In addition, the undersigned, by execution of this instrument, hereby endorses the promissory notes evidencing each Additional Student Loan described in Schedule A to the Transfer Agreement in favor of the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Loan Sale Agreement) against the undersigned. This endorsement may be effected by attaching a facsimile hereof to each or any of such promissory notes.

            This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Loan Sale Agreement and the Transfer Agreement and is to be governed by the Loan Sale Agreement and the Transfer Agreement.

            Capitalized terms used but not defined herein shall have the meanings assigned to them in the Transfer Agreement.

            IN WITNESS WHEREOF, the undersigned has caused this Bill of Sale to be duly executed as of ______________, _____.

                                       USA GROUP SECONDARY MARKET SERVICES,
                                       INC., as Seller

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       BANK ONE, NATIONAL ASSOCIATION, as
                                       trustee for USA Group Secondary Market
                                       Services, Inc.

                                       By: _____________________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT C
                                                      TO THE LOAN SALE AGREEMENT

            1. Characteristics of Financed Student Loans. Each Financed Student Loan (A) was originated in the United States of America, its territories, its possessions or other areas subject to its jurisdiction by an "eligible lender" under the Higher Education Act in the ordinary course of its business to an eligible borrower under applicable law and agreements and was fully and properly executed by the parties thereto, (B) was acquired or originated by the Seller in the ordinary course of its business, (C) provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that fully amortizes the principal amount of such Financed Student Loan by its maturity, as such maturity may be modified in accordance with any applicable deferral or forbearance periods granted in accordance with applicable laws and restrictions, including those of the Higher Education Act or the applicable Guarantee Agreement, and yield interest at the rate applicable thereto, and (D) provides that the rights with respect thereto are assignable by the lender thereunder and its assignees without the consent of or notice to any person other than as may be required by the Higher Education Act and such notice has been or will be given. Each Financed Student Loan is guaranteed by an eligible guarantor under the Higher Education Act and qualifies the holder thereof to receive Interest Subsidy Payments (other than SLS Loans, unsubsidized Stafford Loans, and those Consolidation Loans for which the related loan application was submitted prior to January 1, 1993) and Special Allowance Payments from the Department and Guarantee Payments from the Guarantor and qualifies the Guarantor to receive reinsurance payments thereon from the Department. If such Financed Student Loan is a Prefunded Loan, New Loan or a Qualified Substitute Loan and is, in either case, guaranteed by an Additional Guarantor, the aggregate principal balance of all Financed Student Loans guaranteed by such Additional Guarantor (measured as of the Subsequent Cutoff Date for such Financed Student Loan) following the addition of such Financed Student Loan to the Trust, did not exceed 5% of the principal balance of all Financed Student Loans as of such date, and the aggregate principal balance of all Financed Student Loans guaranteed by all Additional Guarantors measured as of such date, following such addition, did not exceed 20% of the principal balance of all Financed Student Loans as of such date. The principal balance of each Financed Student Loan is not subject to change by reason of adjustments to the related Borrower's account after the Cutoff Date relating to matters or events occurring prior to the Cutoff Date.

            2. Schedule of Financed Student Loans. The information set forth in Schedule A to this Agreement is true and correct in all material respects as of the opening of business on the Cutoff Date with respect to the Initial Financial Student Loans and the Subsequent Cutoff Date, with respect to the Prefunded Loans. With respect to any Consolidation Loan originated by the Issuer or any Prefunded Loan, New Loan, Serial Loan or Qualified Substitute Student Loan conveyed to the Issuer after the Closing Date, information for each category set forth in Schedule A has been provided with respect to such loan and such information is true and correct in all material respects, as of the date of origination, in the case of such Consolidation Loan, and as of the opening of business on the applicable Subsequent Cutoff Date in the case of a Prefunded Loan, New Loan, Serial Loan or Qualified Substitute Student Loan. With respect to any Consolidation Loan, the principal balance of which has been increased by the principal balance of any related Add-on Consolidation Loan, information for each category set forth in Schedule A has been provided with respect to such Add-on Consolidation Loan and such information is true and correct in all material respects as of the related Add-on Consolidation Loan Funding Date. No selection procedures believed to be adverse to the Noteholders were utilized in selecting any Financed Student Loan. The computer tape regarding the Initial Financed Student Loans made available to the Issuer and its assigns is true and correct in all respects as of the Cutoff Date, and, after the Closing Date, any computer tape regarding any Consolidation Loan, Prefunded Loan, New Loan, Serial Loan or Qualified Substitute Student Loan made available to the Issuer and its assigns is true and correct in all respects as of the date of origination, in the case of a Consolidation Loan originated by the Trust, as of the applicable Add-on Consolidation Loan Funding Date, in the case of a Consolidation Loan the principal balance of which is increased by the principal balance of any related Add-on Consolidation Loan, and as of the applicable Subsequent Cutoff Date, in the case of a Prefunded Loan, New Loan, Serial Loan or a Qualified Substitute Student Loan.

            3. Compliance with Law. Each Financed Student Loan complied at the time of origination and at the time of the execution of this Agreement or the applicable Transfer Agreement or Assignment, as the case may be, at the time of origination in the case of a Consolidation Loan originated by the Issuer and as of the applicable Add-on Consolidation Loan Funding Date in the case of a Consolidation Loan the principal balance of which is increased by the principal balance of any Add-on Consolidation Loan, in all material respects with all applicable requirements of local, state, and federal laws, rules and regulations which govern the making of such Financed Student Loan including the requirements of the applicable Guarantee Agreement.

            4. Binding Obligation. The terms and conditions of each Financed Student Loan are consistent with the application of the Borrower, all signatures for the Financed Student Loans are genuine and the Borrower Note evidencing each Financed Student Loan has been duly executed and delivered and constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms.

            5. No Defenses. No right of rescission, setoff, counterclaim, or defense has been asserted or threatened or exists with respect to any Financed Student Loan.

            6. No Default. No Financed Student Loan has a payment that is more than 270 days overdue as of the Cutoff Date or more than 180 days overdue as of the applicable Subsequent Cutoff Date, as the case may be, and, except as permitted in this paragraph, no default, breach, violation or event permitting acceleration under the terms of any Financed Student Loan has occurred; and, except for payment defaults continuing for a period of not more than 270 days or 180 days, as applicable, no continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Financed Student Loan has arisen; the Seller has not waived and shall not waive any of the foregoing other than as permitted by the Basic Documents; and not more than 20% of the Financed Student Loans shall be more than 30 days overdue.

            7. Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Financed Student Loans from the Seller to the Eligible Lender Trustee on behalf of the Issuer and that the beneficial interest in and title to such Financed Student Loans not be part of the estate of the Seller in the event of the appointment of a receiver with respect to the Seller. Except in the case of Consolidation Loans originated by the Issuer, immediately prior to the transfer and sale of each Financed Student Loan to the Trust, each Borrower Note is owned by the Seller and the Seller has good title to each Financed Student Loan, free and clear of any lien, charge, encumbrance, or other interest therein and immediately upon the transfer and sale of such Financed Student Loan to the Trust, the Eligible Lender Trustee on behalf of the Issuer will have good title to such Financed Student Loan free and clear of any lien, charge, encumbrance, or other interest therein except as contemplated by the Basic Documents.

            8. All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Eligible Lender Trustee on behalf of the Issuer a first perfected ownership interest in the Financed Student Loans, and to give the Indenture Trustee a first perfected security interest therein, have been made.

            9. No Bankruptcies. No Borrower of any Financed Student Loan as of the Cutoff Date or the applicable Subsequent Cutoff Date (in the case of Qualified Substitute Student Loans, Prefunded Loans, New Loans or Serial Loans), as of the date of origination (in the case of a Consolidation Loan originated by the Issuer) or as of the applicable Add-on Consolidation Loan Funding Date (in the case of a Consolidation Loan the principal balance of which is increased by the principal balance of any related Add-on Consolidation Loan) was noted in the related Student Loan File as being currently involved in a bankruptcy proceeding.

            10. Lawful Assignment. No Financed Student Loan has been originated in, or is subject to the laws of, any jurisdiction under which the origination, sale, transfer and assignment of such Financed Student Loan or any Financed Student Loan under this Agreement, each Transfer Agreement or the Indenture is unlawful, void or voidable.

            11. One Original. There is only one original executed promissory note evidencing each Financed Student Loan.

            12. U.S. Obligors. Less than 5% of the Financed Student Loans are due from Persons not having a mailing address in the United States of America.

            13. Accounts. Each Financed Student Loan may be pledged or transferred as an "account" as defined in the UCC.

            14. Interest Accruing. Each Financed Student Loan is accruing interest (whether or not such interest is being paid currently, by the Borrower or by the Department, or is being capitalized) at the maximum interest rate permitted by the Higher Education Act and qualifies for Special Allowance Payments, except as expressly permitted by the Basic Documents.

            15. Seller's Representations. The representations and warranties of the Seller contained in Section 4.01 are true and correct.

                                                                       EXHIBIT D
                                                      TO THE LOAN SALE AGREEMENT

            1. Organization and Good Standing. The Seller has been organized and is existing under the General Corporation Law of the State of Delaware and is authorized to do business in every state in which it is doing business (except where any failure to be so authorized shall not have a material adverse effect on either the Seller or its obligations hereunder) as well as the state in which it is organized and incorporated.

            2. Power and Authority of the Seller. The Seller has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full corporate power and authority to sell (with Bank One conveying legal title as trustee on behalf of the Seller) and assign the property to be sold and assigned to and deposited with the Issuer (or with the Eligible Lender Trustee on behalf of the Issuer) and the Seller has duly authorized such sale and assignment to the Issuer (or to the Eligible Lender Trustee on behalf of the Issuer) by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action.

            3. Binding Obligation. This Agreement has been executed and delivered by the Seller and, assuming authorization, execution, and delivery by the other parties thereto, this Agreement constitutes a valid obligation of the Seller enforceable against it in accordance with the express terms of this Agreement, except as enforcement thereof may be limited by the bankruptcy, insolvency, reorganization, moratorium, liquidation, readjustment of debt, or other federal or state laws or equitable principles relating to or affecting the enforcement of creditor's rights.

            4. No Violation. The consummation of the transactions contemplated by this Agreement or the Administration Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Seller, any order, rule or regulation applicable to the Seller of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties. The consummation of the transactions contemplated by this Agreement or by the Administration Agreement and the fulfillment of the terms hereof and thereof will not result in the loss of any Guarantee Payments by the Trust or any reinsurance payments with respect to any Financed Student Loans by the Guarantor.

            5. No Proceedings. There is no action, suit, claim, investigation, or proceeding, in any such case whether pending or to the knowledge of the Seller, threatened against the Seller before any court, governmental agency, or arbitrator (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents or the Notes or (iv) seeking to affect adversely the Federal or state income tax attributes of the Issuer or the Notes.

            6. All Consents. No action, including, without limitation, the granting or issuing of any consent, permit, license, approval, or authorization which is required to be made on or prior to the date of this Agreement in connection with the sale of Financed Student Loans under this Agreement (with the possible exception of routine filings which, if not made, will not render the Seller liable to any material penalties or will not result in the transactions contemplated by this Agreement being subject to challenge) is required.

                                                                       EXHIBIT E
                                                      TO THE LOAN SALE AGREEMENT

            1. Organization and Good Standing. Bank One is a national banking association duly organized, validly existing and in good standing under the laws of the United States and is an "eligible lender" for purposes of the Higher Education Act.

            2. Power and Authority of the Bank One. Bank One has authorized the execution and delivery of this Agreement and has full legal power and authority to consummate all transactions contemplated by this Agreement and any and all other agreements relating hereto.

            3. Binding Obligation. This Agreement has been executed and delivered by Bank One and, assuming authorization, execution, and delivery by the other parties thereto, this Agreement constitutes a valid obligation of Bank One enforceable against it in accordance with the express terms of this Agreement, except as enforcement thereof may be limited by the bankruptcy, insolvency, reorganization, moratorium, liquidation, readjustment of debt, or other federal or state laws or equitable principles relating to or affecting the enforcement of creditor's rights.

            4. No Violation. Compliance by Bank One with this Agreement does not in any material respect violate any law or regulation by which Bank One or its assets are bound, or any writ, order, judgment, or decree of any court or government instrumentality or arbitrator in which Bank One is named, or the charter or by-laws of Bank One or any indenture, contract, or agreement to which Bank One is a party or by which it is or its properties are bound or affected.

            5. No Proceedings. There is no action, suit, claim, investigation, or proceeding, in any case pending or, to the knowledge of Bank One, threatened against Bank One before any court, governmental agency, or arbitrator which, if decided adversely to Bank One, is likely to have a material adverse effect upon the validity or enforceability of this Agreement.

            6. All Consents. No action, including, without limitation, the granting or issuing of any consent, permit, license, approval, or authorization which is required to be made on or prior to the date of this Agreement in connection with the sale of Financed Student Loans under this Agreement (with the possible exception of routine filings which, if not made, will not render Bank One liable to any material penalties or will not result in the transactions contemplated by this Agreement being subject to challenge) is required.

                                                                       EXHIBIT F
                                                      TO THE LOAN SALE AGREEMENT

                                   ASSIGNMENT

            For value received, in accordance with the Loan Sale Agreement (the "Loan Sale Agreement") dated as of January 1, 2000, among USA Group Secondary Market Services, Inc., as seller (the "Seller"), SMS Student Loan Trust 2000-A (the "Trust"), Bank One, National Association, as trustee for the Seller ("Bank One"), and Bank One, National Association, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"), the Seller (and, with respect to legal title to the Initial Financed Student Loans, Bank One as trustee on behalf of the Seller) does hereby sell, assign, transfer and otherwise convey unto the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Loan Sale Agreement), all right, title and interest in and to (i) the Qualified Substitute Student Loan(s) indicated in Schedule A hereto (the "Additional Student Loans") and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges related thereto, (ii) all payments and/or collections received thereunder on and after the date hereof and (iii) all proceeds of any and all of the foregoing (including but not limited to proceeds derived from the voluntary or involuntary conversion of any of the Additional Student Loans into cash or other liquidated property, such as proceeds from the applicable Guarantee Agreement). The foregoing sale does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee or the Trust of any obligation of the Seller or Bank One to the borrowers of Additional Student Loans or any other Person in connection with the Additional Student Loans or any agreement or instrument relating to any of them.

            In addition, the undersigned, by execution of this instrument, hereby endorse the promissory notes evidencing each Additional Student Loan in favor of the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Loan Sale Agreement) against the undersigned. This endorsement may be effected by attaching a facsimile hereof to each or any of such promissory notes.

            This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Loan Sale Agreement and is to be governed by the Loan Sale Agreement.

            Capitalized terms used but not defined herein shall have the meaning assigned to them in Appendix A to the Administration Agreement, dated as of January 1, 2000, among the Trust, as Issuer, the Seller, as Administrator, and Bankers Trust Company, as Indenture Trustee, which also contains rules as to usage that shall be applicable herein.

            IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of ________________.

                                       USA GROUP SECONDARY MARKET SERVICES,
                                       INC., as Seller

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       BANK ONE, NATIONAL ASSOCIATION, as
                                       trustee for USA Group Secondary Market
                                       Services, Inc.

                                       By: _____________________________________
                                           Name:
                                           Title: